                                                                      Exhibit 99


(CMS ENERGY LOGO)                                                   NEWS RELEASE
--------------------------------------------------------------------------------

                  CMS ENERGY REPORTS SECOND QUARTER NET INCOME
                       OF $72 MILLION, OR $0.31 PER SHARE

         JACKSON, Mich., Aug. 3, 2006 -- CMS Energy (NYSE: CMS) announced today net income of $72 million, or $0.31 per share, for the second quarter of 2006 compared to net income of $27 million, or $0.12 per share, in the same quarter of 2005.

         On an adjusted (non-GAAP) basis, the Company had net income of $55 million, or $0.23 per share, for the quarter, compared to $27 million, or $0.12 per share, for the same quarter of 2005. Adjusted results exclude the effects of asset sales and other items (as discussed in the note below).

         The Company's adjusted results for the second quarter, excluding mark-to-market effects, were net income of $76 million, or $0.33 per share, compared to $46 million, or $0.20 per share, in the comparable period of 2005.

         Increased revenues from a December electric rate order for Consumers Energy, CMS Energy's principal subsidiary, and the positive earnings impact of an Internal Revenue Service settlement more than offset the costs associated with the refueling of the Palisades nuclear plant and the effect of milder weather in the second quarter of 2006 compared to the second quarter of 2005.

         For the first six months of 2006, CMS Energy had reported net income of $45 million, or $0.20 per share, compared to $177 million, or $0.82 per share, for the first half of 2005. The 2006 six-month results include a net income reduction of $108 million, or $0.47 per share, from the expected reversal of previous mark-to-market gains on long-term natural gas contracts and financial hedges.

         On an adjusted basis, the Company had net income of $29 million, or $0.13 per share, for the first half of 2006, compared to income of $175 million, or $0.81 per share for the first six months of 2005. The adjusted results, excluding mark-to-market effects, for the first half of 2006 were net income of $124 million, or $0.54 per share, compared to $119 million, or $0.55 per share, for the same period of 2005.

         CMS Energy maintained its guidance for 2006 adjusted (non-GAAP) earnings, excluding mark-to-market impacts, of about $1 per share. The Company reiterated that its 2006 reported (GAAP) earnings are likely to be substantially lower than its adjusted earnings because of the expected reversal of mark-to-market gains and potential losses from asset sales. CMS Energy isn't providing specific reported (GAAP) earnings guidance because of the uncertainties associated with those factors.

         Recent CMS Energy highlights:

            o Consumers Energy signed an agreement to sell its Palisades nuclear power plant to Entergy for $380 million.

            o The Michigan utility also reached an agreement to sell its interests in the Midland Cogeneration Venture to two buyers for $60.5 million.

         David Joos, CMS Energy's president and chief executive officer, said the Company's performance in the first half of 2006 and the recent asset sales announcements demonstrate continued progress on the "building on the basics" strategy.

         "We recently reached several important milestones as we continue to implement our 'building on the basics' strategy. The sale of the Palisades plant and our interests in the Midland Cogeneration Venture, when completed, will improve cash flow, reduce financial risk, and help to stabilize future earnings. The proceeds from those sales also will allow us to reduce debt at a time when interest rates are rising," he said.

         CMS Energy is a Michigan-based company that has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                     # # #

CMS Energy provides financial results on a reported (Generally Accepted Accounting Principles or GAAP) and adjusted (non-GAAP) basis. Adjusted earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, or other items detailed in the attached summary financial statements. Mark-to-market is a non-cash accounting adjustment that primarily reflects changes in the value of certain natural gas contracts. Earnings guidance is provided on an adjusted basis without mark-to-market impacts.

This news release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "Forward-Looking Statements and Risk Factors" found in the Management Discussion and Analysis sections of CMS Energy's and Consumers Energy's Forms 10-Q for the fiscal quarter ended March 31, 2006 (CMS Energy's and Consumers Energy's "Forward-Looking Statements and Risk Factors" sections are both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements.

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                        --------------------------------
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)


                                                       Second Quarter                 First Half
                                                        (Unaudited)                   (Unaudited)
                                                  ----------------------        ----------------------
                                                    2006           2005           2006           2005
                                                  -------        -------        -------        -------
Operating Revenue                                 $ 1,396        $ 1,230        $ 3,428        $ 3,075

Earnings from Equity Method Investees                   8             21             44             52

Operating Expenses                                  1,307          1,156          3,383          2,581
                                                  -------        -------        -------        -------
Operating Income                                  $    97        $    95        $    89        $   546

Other Income                                           42             29             58             53

Fixed Charges                                         132            133            261            269
                                                  -------        -------        -------        -------
Income (Loss) before Minority Interests           $     7        $    (9)       $  (114)       $   330

Minority Interests (Obligations)                       --            (14)           (68)            99
                                                  -------        -------        -------        -------
Income (Loss) before Income Taxes                 $     7        $     5        $   (46)       $   231

Income Tax (Benefit) Expense                          (66)           (25)           (94)            49
                                                  -------        -------        -------        -------
Income from Continuing Operations                 $    73        $    30        $    48        $   182

Gain from Discontinued Operations                       2             --              3             --
                                                  -------        -------        -------        -------
Net Income                                        $    75        $    30        $    51        $   182

Preferred Dividends                                     3              3              6              5
                                                  -------        -------        -------        -------
Net Income Available to Common Stockholders       $    72        $    27        $    45        $   177
                                                  =======        =======        =======        =======

Earnings Per Share

             Basic                                $  0.33        $  0.12        $  0.21        $  0.86

             Diluted                                 0.31           0.12           0.20           0.82

                             CMS Energy Corporation
                       SUMMARIZED COMPARATIVE BALANCE SHEETS
                       -------------------------------------
                              (Millions of Dollars)

                                                                     June 30       December 31
                                                                       2006           2005
                                                                   -----------     -----------
                                                                   (Unaudited)
ASSETS
Cash and cash equivalents                                           $     851       $     847
Restricted cash                                                            67             198
Other current assets                                                    2,475           2,854
                                                                    ---------       ---------
   Total current assets                                             $   3,393       $   3,899
Net plant and property                                                  8,028           7,845
Investments                                                               748             725
Non-current assets                                                      3,497           3,551
                                                                    ---------       ---------
Total Assets                                                        $  15,666       $  16,020
                                                                    =========       =========

STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
   Debt and capital and finance leases (*)
      Long-term debt and capital leases (excluding
         FIN 46 debt, finance leases and securitization debt)       $   6,391       $   6,464
      FIN 46 debt and finance leases                                      767             897
                                                                    ---------       ---------
   Total debt and capital and finance leases                        $   7,158       $   7,361
   Preferred stock and securities                                         305             305
   Minority interest                                                      362             333
   Common stockholders' equity                                          2,389           2,322
                                                                    ---------       ---------
   Total capitalization                                             $  10,214       $  10,321
Securitization debt                                                       355             370
Current liabilities                                                     1,504           1,668
Non-current liabilities                                                 3,593           3,661
                                                                    ---------       ---------
Total Stockholders' Investment and Liabilities                      $  15,666       $  16,020
                                                                    =========       =========

(*) Current and long-term


                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                       -----------------------------------
                              (Millions of Dollars)

                                                             First Half
                                                             (Unaudited)
                                                        ----------------------
                                                          2006           2005
                                                        -------        -------
Beginning of Period Cash                                $   847        $   669

Cash provided by operating activities                   $   507        $   506
Cash used in investing activities                          (268)          (136)
                                                        -------        -------
Cash flow from operating and investing activities       $   239        $   370
Cash used in financing activities                          (236)           (27)
Currency Translation Adjustment                               1              1
                                                        -------        -------
Total Cash Flow                                         $     4        $   344
                                                        -------        -------

End of Period Cash                                      $   851        $ 1,013
                                                        =======        =======

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                        --------------------------------
       Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income
                      (Millions, Except Per Share Amounts)

                                                                 Second Quarter                   First Half
                                                                  (Unaudited)                     (Unaudited)
                                                            -----------------------        -----------------------
                                                              2006            2005           2006            2005
                                                            -------         -------        -------         -------
NET INCOME AVAILABLE TO COMMON STOCK                        $    72         $    27        $    45         $   177

Reconciling Items:
            Discontinued Operations (Income) Loss                (2)             --             (3)             --

            Net Asset Sales (Gains) Losses and Other            (15)             --            (13)             (2)
                                                            -------         -------        -------         -------
Adjusted Net Income - Non-GAAP Basis, Including MTM         $    55         $    27        $    29         $   175

Mark-to-market (Gains) Losses                                    21              19             95             (56)
                                                            -------         -------        -------         -------
Adjusted Net Income - Non-GAAP Basis, Excluding MTM         $    76         $    46        $   124         $   119
                                                            =======         =======        =======         =======

Average Number of Common Shares Outstanding
            Basic                                               220             218            219             207
            Diluted                                             230             229            230             216

BASIC EARNINGS PER AVERAGE COMMON SHARE

Earnings Per Share as Reported                              $  0.33         $  0.12        $  0.21         $  0.86

Reconciling Items:
            Discontinued Operations (Income) Loss             (0.01)             --          (0.02)             --

            Net Asset Sales (Gains) Losses and Other          (0.07)             --          (0.06)          (0.01)
                                                            -------         -------        -------         -------
Adjusted Net Income - Non-GAAP Basis, Including MTM         $  0.25         $  0.12        $  0.13         $  0.85

Mark-to-market (Gains) Losses                                  0.10            0.09           0.44           (0.27)
                                                            -------         -------        -------         -------
Adjusted Net Income - Non-GAAP Basis, Excluding MTM         $  0.35         $  0.21        $  0.57         $  0.58
                                                            =======         =======        =======         =======

DILUTED EARNINGS PER AVERAGE COMMON SHARE

Earnings Per Share as Reported                              $  0.31         $  0.12        $  0.20         $  0.82

Reconciling Items:
            Discontinued Operations (Income) Loss             (0.01)             --          (0.01)             --

            Net Asset Sales (Gains) Losses and Other          (0.07)             --          (0.06)          (0.01)
                                                            -------         -------        -------         -------
Adjusted Net Income - Non-GAAP Basis, Including MTM         $  0.23         $  0.12        $  0.13         $  0.81

Mark-to-market (Gains) Losses                                  0.10            0.08           0.41           (0.26)
                                                            -------         -------        -------         -------
Adjusted Net Income - Non-GAAP Basis, Excluding MTM         $  0.33         $  0.20        $  0.54         $  0.55
                                                            =======         =======        =======         =======

Note: Adjusted (non-Generally Accepted Accounting Principles) earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, or other items detailed in these summary financial statements. Mark-to-market is a non-cash accounting adjustment that primarily reflects changes in the value of certain natural gas contracts.